UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds
(Exact name of Registrant as specified in charter)

475 Milan Drive, Suite #103
 San Jose, CA 95134-2453
(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and address of agent for service)

1-408-526-0707
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ANNUAL REPORT

THE BERKSHIRE FUNDS

ANNUAL REPORT

December 31, 2014

Berkshire Funds

BERKSHIRE FOCUS FUND (BFOCX)

This report is provided for the general information of the Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective Prospectus, which contains more complete information about the Berkshire Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

FUND OVERVIEW
December 31, 2014 (unaudited)

PERFORMANCE COMPARISON (Average annual total returns as of 12/31/14)

	1 Year	3 Year	5 Year	10 Year	Since Inception (1)

Berkshire Focus Fund	–1.36%	19.33%	18.02%	11.65%	4.48%
Dow Jones Industrial Average	10.04%	16.29%	14.22%	7.91%	7.30%
S&P 500® Index	13.69%	20.41%	15.45%	7.67%	6.85%
Nasdaq Composite Index	14.83%	23.69%	17.28%	9.26%	7.93%

NET ASSETS
12/31/14	$63.8 Million

TOP TEN STOCK HOLDINGS(2)
Facebook, Inc. (Class A)	9.89%
Alibaba Group Holding Ltd – ADR	9.54%
ServiceNow, Inc.	8.03%
Yahoo!, Inc.	7.11%
Workday, Inc. (Class A)	6.05%
Palo Alto Networks, Inc.	5.43%
Tableau Software, Inc. (Class A)	4.95%
LinkedIn Corp. (Class A)	4.94%
Under Armour, Inc. (Class A)	4.93%
NetSuite, Inc.	4.92%

TOP TEN SECTORS(4)
Business Software & Services	34.34%
Internet Software & Services	25.14%
Internet Social Media	19.42%
Networking Equipment	5.43%
Apparel Clothing	4.93%
Biotechnology	4.91%
Restaurants	3.68%
Retail	2.00%
Automobile Manufacturers	0.00%
Computer Hardware	0.00%

NET ASSET VALUE
Net Asset Value Per Share	$17.58

(1)	The Fund’s inception date was July 1, 1997.

(2)	Stated as a percentage of total net assets as of 12/31/14. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund’s current or future investments.

(3)	This chart assumes an initial investment of $10,000 made on 12/31/04. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4)	Stated as a percentage of total net assets as of 12/31/14. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund’s current or future investments.

(5)	This Fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

Berkshire Focus Fund
Performance and Portfolio Discussion
12/31/2014

LETTER TO THE SHAREHOLDERS

Dear Fellow Shareholders,

For the twelve month period ended December 31, 2014, the Berkshire Focus Fund underperformed its primary benchmark index. The Fund generated a total return of –1.36% while the S&P 500® Index – which we consider to be the Fund’s primary benchmark index – had a total return of +13.69% over the same period. For comparative purposes, the Dow Jones Industrial Average posted a return of +10.04% and the Nasdaq Composite Index generated a return of +14.83% for the year. Please see the Fund Overview section and the accompanying financial statements for more detailed information about the Fund’s longer-term performance. All return data includes reinvested dividends but do not reflect the impact of taxes.

Calendar year 2014 was extraordinarily difficult for high-growth, technology-oriented mutual funds such as ours – both in absolute terms and relative to our relevant stock-index benchmarks. After delivering outsized returns of +43.09% for 2013, many of the Fund’s best-performing investments in 2014 suddenly became our worst. Beginning in March and extending into May, nearly all of the leading high-growth internet, social media, cloud-based software and biotechnology company stocks experienced a “technology mini-crash.” Meanwhile, all of the major stock market averages turned in strong double-digit returns for the year, masking the tremendous performance volatility beneath the surface. While we clearly lost the sprint in 2014, we are confident that we will continue to win the marathon – just as reflected in our long-term record of outperformance for the 5-year and 10-year periods.

At the beginning of the third quarter, the stock market experienced directional difficulties as a result of escalated geopolitical discord between the U.S. and Russia over the troop buildup near the Ukrainian border. Also adding to investor angst were concerns the Federal Reserve may need to hike interest rates sooner than expected after U.S. gross domestic product (“GDP”) expanded at a 4.2% and 5.0% pace during the second and third quarters respectively. The expansion was the best two-quarter stretch in more than a decade. Despite investor angst, the broad-market equity indices quickly rebounded in mid-August and marked new highs for the year on September 19th – the same day of the Alibaba Group Holding IPO.

Equity markets sold-off sharply at the beginning of the fourth quarter as investors grappled with the Ebola scare after the first confirmed report of an Ebola case in the United States. Also weighing heavily on investor sentiment was uncertainty surrounding rising equity valuations, the collapse in oil prices, slower growth in China and the European Union, the advancement of extremist group ISIS, and continued geopolitical tensions between Russia and the Ukraine. Unnerved however, U.S. equity markets came roaring back in late-October and November. Then as the quarter progressed, both the Dow Jones Industrial Average and the S&P 500® Index reached new all-time highs and moved mostly sideways for the balance of the period.

Looking at the portfolio, positions in Chipolte Mexican Grill (+28%), Facebook (+43%), Illuminia (+67%), Tesla Motors (+48%) and Under Armour (+56%) were major contributors to our performance. Other contributors to the Fund were Palo Alto Networks (+113%), ServiceNow (+21%) and Tableau Software (+23%). Several of our investments struggled, however, which detracted from our performance results during the period. These included Amazon.com (–22%), Netflix (–7%), Splunk (–14%), Twitter (–44%) and Workday (–2%). New additions to the portfolio in the second half of the year were Alibaba Group Holding Ltd., Baidu, LinkedIn and Yahoo!.

As always, we thank you for your confidence and continued investment in the Berkshire Focus Fund.

Malcolm R. Fobes III Chairman and Chief Investment Officer

Audited Financial Statements
12/31/2014

PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value

	COMMON STOCKS – 99.85%	$63,689,595
	(Cost $51,219,686)

	APPAREL CLOTHING – 4.93%	3,145,484
10	Kate Spade & Co.*	320
5	Michael Kors Holdings Ltd*	375
46,315	Under Armour, Inc. (Class A)*	3,144,789

	AUTOMOBILE MANUFACTURERS – 0.00%	1,112
5	Tesla Motors, Inc.*	1,112

	BIOTECHNOLOGY – 4.91%	3,132,401
5	Alexion Pharmaceuticals, Inc.*	925
5	Biogen Idec, Inc.*	1,697
16,940	Illumina, Inc.*	3,126,785
10	Gilead Sciences, Inc.*	943
5	Regeneron Pharmaceuticals, Inc.*	2,051

	BUSINESS SOFTWARE & SERVICES – 34.34%	21,903,919
39,520	FireEye, Inc.*	1,248,042
28,740	NetSuite, Inc.*	3,137,546
46,850	Salesforce.com, Inc.*	2,778,673
75,510	ServiceNow, Inc.*	5,123,354
44,155	Splunk, Inc.*	2,602,937
37,245	Tableau Software, Inc. (Class A)*	3,156,886
47,255	Workday, Inc. (Class A)*	3,856,481

	COMPUTER HARDWARE – 0.00%	552
5	Apple, Inc.	552

	INTERNET SOCIAL MEDIA – 19.42%	12,384,724
80,890	Facebook, Inc. (Class A)*	6,311,038
13,720	LinkedIn Corp. (Class A)*	3,151,621
81,455	Twitter, Inc.*	2,921,791
5	Yelp, Inc.*	274

	INTERNET SOFTWARE & SERVICES – 25.14%	16,033,417
58,530	Alibaba Group Holding Ltd – ADR*	6,083,608
6,905	Amazon.com, Inc.*	2,142,967
11,355	Baidu, Inc. – ADR*	2,588,599
5	Google, Inc. (Class A)*	2,653
1,965	Netflix, Inc.*	671,264
5	The Priceline Group, Inc.*	5,701
89,835	Yahoo!, Inc.*	4,537,566
10	Zillow, Inc. (Class A)*	1,059

	NETWORKING EQUIPMENT – 5.43%	3,463,828
28,260	Palo Alto Networks, Inc.*	3,463,828

	*non-income producing

	(see accompanying notes to financial statements)

PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2014

Shares		Value
	PHOTOGRAPHIC EQUIPMENT – 0.00%	316
5	GoPro, Inc. (Class A)*	316
	RESTAURANTS – 3.68%	2,347,869
3,430	Chipotle Mexican Grill, Inc.*	2,347,869
	RETAIL – 2.00%	1,275,973
13,290	Restoration Hardware Holdings, Inc.*	1,275,973
	EXCHANGE TRADED FUNDS – 0.00%	1,716
	(Cost $1,004)
10	Powershares QQQ	1,032
5	ProShares Ultra QQQ	684

	TOTAL INVESTMENT SECURITIES – 99.85%	63,691,311
	(Cost $51,220,690)
	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.15%	95,402
	NET ASSETS – 100.00%	$63,786,713
	Equivalent to $17.58 per share
	*non-income producing

	(see accompanying notes to financial statements)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

ASSETS
Investment securities:
At cost	$51,220,690
At value	$63,691,311
Cash	820
Receivable for securities sold	2,188,234
Receivable for capital shares sold	21,896
Total Assets	65,902,261

LIABILITIES
Payable for securities purchased	1,621,349
Payable for capital shares redeemed	61,385
Payable to affiliate (Note 5)	110,557
Payable to custodian	322,257
Total Liabilities	2,115,548

NET ASSETS	$63,786,713

Net assets consist of:
Paid-in capital	$58,597,613
Accumulated net realized losses from security transactions	(7,281,521)
Net unrealized appreciation on investments	12,470,621
Net Assets	$63,786,713

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	3,627,818

Net asset value and offering price per share	$17.58

Minimum redemption price per share*	$17.23

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

(see accompanying notes to financial statements)

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$28,365
Total Investment Income	28,365

EXPENSES
Investment advisory fees (Note 5)	1,134,736
Administrative fees (Note 5)	365,421
Interest expense	3,727
Total Expenses	1,503,884

NET INVESTMENT LOSS	(1,475,519)

REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(5,881,043)
Net change in unrealized appreciation/depreciation on investments	3,475,286

NET REALIZED AND UNREALIZED
LOSSES ON INVESTMENTS	(2,405,757)

NET DECREASE IN NET ASSETS
FROM OPERATIONS	$(3,881,276)

(see accompanying notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2014 and December 31, 2013

	Year	Year
	Ended	Ended
	12/31/14	12/31/13
FROM OPERATIONS:
Net investment loss	$(1,475,519)	$(860,148)
Net realized gains (losses) from security transactions	(5,881,043)	10,413,713
Net change in unrealized appreciation/
depreciation on investments	3,475,286	9,540,390
Net increase (decrease) in net assets from operations	(3,881,276)	19,093,955

FROM DISTRIBUTIONS:
Net realized gains from security transactions	(28,077)	(8,107,563)
Net decrease in net assets resulting from
distributions paid	(28,077)	(8,107,563)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	34,594,688	25,092,563
Proceeds from reinvested distributions	27,730	7,988,148
Proceeds from redemption fees (Note 6)	115,359	34,784
Payments for shares redeemed	(38,525,337)	(26,521,424)
Net increase (decrease) in net assets from
capital share transactions	(3,787,560)	6,594,071

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,696,913)	17,580,463

NET ASSETS:
Beginning of year	71,483,626	53,903,163
End of year (a)	$63,786,713	$71,483,626

CAPITAL SHARE ACTIVITY:
Shares sold	1,836,577	1,455,022
Shares reinvested	1,563	449,530
Shares redeemed	(2,219,579)	(1,730,797)
Net increase (decrease) in shares outstanding	(381,439)	173,755
Shares outstanding, beginning of year	4,009,257	3,835,502
Shares outstanding, end of year	3,627,818	4,009,257

(a) Accumulated undistributed net investment income is $0 for both years presented.

(see accompanying notes to financial statements)

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	12/31/14		12/31/13		12/31/12		12/31/11		12/31/10

NET ASSET VALUE,
BEGINNING OF YEAR	$17.83		$14.05		$11.67		$12.61		$8.66

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.35	)(b)	(0.22	)(a)	(0.22	)(a)	(0.28	)(a)	(0.14	)(a)
Net realized and unrealized gains
(losses) on investments	0.08	(c)	6.26		2.59		(0.73)		4.09
Total from investment operations	(0.27)		6.04		2.37		(1.01)		3.95

Proceeds from redemption fees	0.03		0.01		.00.01		0.07		.00.00	(d)

LESS DISTRIBUTIONS:
Distributions from net realized gains	(0.01)		(2.27)		0.00		0.00		0.00
Total distributions	(0.01)		(2.27)		0.00		0.00		0.00

NET ASSET VALUE,
END OF YEAR	$17.58		$17.83		$14.05		$11.67		$12.61

TOTAL RETURN(e)	(1.36%)		43.09%		20.39%		(7.45%)		45.61%

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of year (thousands)	$63,787		$71,484		$53,903		$30,191		$30,562

Ratio of expenses to average net assets(f)	1.99%		2.00%		2.00%		2.01%		2.00%
Ratio of net investment loss to
average net assets	(1.95%)		(1.60%)		(1.64%)		(1.88%)		(1.87%)

Portfolio turnover rate(g)	533.7%		464.1%		613.8%		796.3%		950.5%

(a) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(b) Net investment loss was calculated using the average shares outstanding method.

(c) Net realized and unrealized gain on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized loss on investments in the statement of operations.

(d) Amount is less than $0.01 per share.

(e) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.

(f) The ratio of expenses to average net assets includes interest expense. The ratios excluding interest expense would be 1.98%, 1.99%, 2.00%, 2.00% and 2.00%, respectively.

(g) Portfolio turnover is greater than most funds due to the investment style of the Fund.

(see accompanying notes to financial statements)

NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1. Organization

     The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

     Securities valuation — The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS
December 31, 2014

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Business Software & Services	$21,903,919	–	–	$21,903,919
Internet Software & Services	16,033,417	–	–	16,033,417
Internet Social Media	12,384,724	–	–	12,384,724
Networking Equipment	3,463,828	–	–	3,463,828
Apparel Clothing	3,145,484	–	–	3,145,484
Biotechnology	3,132,401	–	–	3,132,401
Restaurants	2,347,869	–	–	2,347,869
Retail	1,275,973	–	–	1,275,973
Automobile Manufacturers	1,112	–	–	1,112
Computer Hardware	552	–	–	552
Photographic Equipment	316	–	–	316
Total Common Stocks	63,689,595	–	–	63,689,595
Exchange Traded Funds	1,716	–	–	1,716
Total Investments	$63,691,311	–	–	$63,691,311

     There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

     Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

     Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

     Security transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

     Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
December 31, 2014

     Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2011.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

     Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended December 31, 2014, the Fund increased accumulated net investment income by $1,475,519, decreased paid-in capital by $1,475,544 and increased accumulated net realized losses from security transactions by $25.

3. Investment Transactions

     Purchases and sales of investment securities (excluding short-term instruments) for the year ended December 31, 2014 were $402,943,148 and $408,102,387, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information

     As of December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Federal income tax cost	$53,714,161
Gross unrealized appreciation	$12,975,823
Gross unrealized depreciation	(2,998,673)
Net unrealized appreciation	9,977,150
Undistributed ordinary income	–
Accumulated losses	(4,788,050)
Total accumulated gains	$5,189,100

NOTES TO FINANCIAL STATEMENTS
December 31, 2014

The cost basis of investments for tax and financial reporting purposes differs primarily due to the deferral of capital losses from wash sales.

There were a short-term capital gain distributions paid in the amount of $28,077 and $8,107,563 during the years ended December 31, 2014 and December 31, 2013, respectively. Short-term capital gain distributions are considered ordinary income distributions for tax purposes.

At December 31, 2014, the Fund had accumulated net realized short-term capital loss carryforwards of $4,788,050 with an indefinite expiration. To the extent these loss carryforwards are used to offset future capital gains, it is possible that the amount, which is offset, will not be distributed to shareholders.

5. Related Party Transactions, Investment Advisory and Administrative Fees

     Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were paid $14,632 in Trustee fees and expenses directly by Berkshire Capital during the year ended December 31, 2014.

     The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the year ended December 31, 2014, Berkshire Capital was paid an investment advisory fee of $1,134,736 and an administration fee of $365,421 from the Fund. The amount due to Berkshire Capital for these fees at December 31, 2014 totaled $110,557.

6. Redemption Fee

     The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the year ended December 31, 2014, proceeds from redemption fees were $115,359.

7. Beneficial Ownership

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2014, National Financial Services Corp. and Charles Schwab & Co. beneficially owned, in aggregate, 38.01% and 28.96% of the Fund, respectively.

NOTES TO FINANCIAL STATEMENTS
December 31, 2014

8. Subsequent Events

     In preparing these financial statements, management has performed an evaluation of subsequent events after December 31, 2014 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

The Berkshire Funds
San Jose, California

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Berkshire Focus Fund (the “Fund”), a series of The Berkshire Funds, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berkshire Focus Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Cleveland, Ohio
March 2, 2015

ADDITIONAL INFORMATION (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, administrative fees and interest expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on July 1, 2014 and held through December 31, 2014.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes advisory fees, administrative fees and interest expense. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

ADDITIONAL INFORMATION (unaudited)

hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2014 to
	July 1, 2014	December 31, 2014	December 31, 2014
Actual	$1,000.00	$986.00	$9.96
Hypothetical	$1,000.00	$1,015.17	$10.11
(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

OTHER INFORMATION

Proxy Voting Guidelines

Berkshire Capital Holdings, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-877-526-0707. They are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Service Section 871(k)(2)(c) for the Fund was 100%.

ADDITIONAL INFORMATION (unaudited)

Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling toll-free 1-877-526-0707.

Interested Trustees and Officers

Number of
		Term of		portfolios in
		office and	Principal	fund complex	Other directorships
	Position(s) held	length of	occupation during	overseen by	held by trustee
Name, address and age	with trust	time served	past five years	trustee	and officer

Malcolm R. Fobes III*	Trustee, President,	Indefinite;	Chairman and CEO;	1	Independent Director;
475 Milan Drive	Treasurer, Secretary,	Since 1996	Berkshire Capital		United States
Suite #103	Chief Investment		Holdings, Inc.		Commodity Funds,
San Jose, CA 95134	Officer, Chief Financial		(1993 - present)		LLC
Age: 50	Officer and Chief
Compliance Officer

* Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Disinterested Trustees

Number of
		Term of		portfolios in
		office and	Principal	fund complex
	Position held	length of	occupation during	overseen by	Other directorships
Name, address and age	with trust	time served	past five years	trustee	held by trustee

Leland F. Smith	Independent	Indefinite;	Chairman and CEO;	1	None
475 Milan Drive	Trustee	Since 1997	Elesco Ltd.*
Suite #103			(1989 - present)
San Jose, CA 95134
Age: 76

Andrew W. Broer	Independent	Indefinite;	Manager;	1	None
475 Milan Drive	Trustee	Since 1998	Data Center Tools
Suite #103			and Monitoring;
San Jose, CA 95134			Apple, Inc.
Age: 49			(2014 - present)

Senior Manager;
Data Center
Operations;
Box, Inc.
(2013 - 2014)

Member of
Technical Staff;
Cisco Systems, Inc.
(1996 - 2013)

* Elesco Ltd. provides consulting services for corporations and government agencies in the field of land-use management.

ADDITIONAL INFORMATION (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with Berkshire Capital Holdings, Inc. (the “Adviser”) at a meeting on December 13, 2014.

     The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. Among other factors, the Trustees considered the Fund’s performance; the nature, extent and quality of the services provided; the costs of the services provided; any profits realized by the Adviser; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

     At the December 13, 2014 Board meeting, a representative of the Adviser referred the Trustees to the materials that had been provided to them for purposes of their consideration of the Advisory Agreement. He reviewed the services provided by the Adviser to the Fund and he reported that there were no material changes in the structure or relationships of the Adviser. The representative next reviewed with the Trustees the average total returns of the Fund through September 30, 2014 (year-to-date, 1-year, 3-years, 5-years and 10-years), and the expense ratios and management fees of the Fund in comparison with funds in the Lipper Science and Technology Fund category with net assets ranging from $25 million to $100 million. He also reviewed comparisons of the Fund’s performance with its benchmark indices, as well as the Lipper Science and Technology Funds Index and Lipper Multi-Cap Growth Funds Index (the “Lipper peer groups”).

Investment Performance

     The Trustees then considered the investment performance of the Fund over various periods of time ended September 30, 2014, as compared to its benchmark indices and the Lipper peer groups. The Trustees noted in particular the investment performance delivered by the Adviser to the Fund over the past 5-year and 10-year periods, remarking that the Fund had outperformed its benchmark indices and its Lipper peer groups for those periods. The Trustees also noted that, although the Fund trailed its benchmark indices and the Lipper peer groups in the short-term (year-to-date and 1-year period), its long-term performance (5-year and 10-year periods) was significantly better than that of the benchmark indices and Lipper peer groups.

ADDITIONAL INFORMATION (unaudited)

Nature, Extent and Quality of Services Provided by the Investment Adviser

     The Trustees then reviewed the nature, quality and scope of current and anticipated services provided by the Adviser under the Advisory Agreement. The Trustees also analyzed the Adviser’s experience and the capabilities of the Adviser’s portfolio manager. For example, the Trustees reviewed and discussed the Adviser’s Form ADV and internal compliance policies, as well as the experience of the Adviser as investment adviser or sub-adviser to other investment companies. In addition to the above considerations, the Trustees reviewed and considered a description of the Adviser’s portfolio and brokerage transactions, noting that the Adviser received no soft dollars. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Adviser to the Fund were appropriate and continued to support its original selection of the Adviser.

     The Trustees next reviewed the terms of the Advisory Agreement and the Administration Agreement, concluding after discussion with independent counsel that it was appropriate to consider them together, given the fact that the Adviser was performing all services under the agreements and that the Administration Agreement called for the Adviser to pay substantially all of the Fund’s expenses (except for the investment advisory fee). The Trustees concluded that it would be putting form over substance to treat the two agreements separately. The representative of the Adviser then reviewed the advisory fee and expense ratio for the Fund and compared the fee and expense ratio with the advisory fees and expense ratios of the Fund’s peer group. He noted that the expense ratio was more meaningful than the actual advisory fees because the agreements have a “universal fee” structure where the Adviser pays substantially all of the expenses of the Fund and is compensated with a higher fee. The representative further noted that most of the funds in the peer group comparisons do not share this structure.

     After discussion, the Trustees agreed that, instead of comparing actual advisory fees, it was more appropriate to compare total expense ratios, due to the universal fee structure. The Trustees further noted that some of the funds in the peer group were one class of a fund that had many classes and, thus, benefit from economies of scale provided by the other classes. The Trustees noted that the Fund’s total expense ratio was near the top of the third quartile when compared to funds in the Lipper Science and Technology Funds category with net assets ranging from $25 million to $100 million, while the industry average was near the middle of the third quartile.

     At this point, the representative added that the work involved in running the Fund was significantly higher than for most other funds because of the extreme volatility of high-growth technology stocks. He stated that he is actively managing every day, using a time-intensive process to follow news regarding each of the stocks in the portfolio and stocks that he is considering for the portfolio. He estimated that a net positive performance of the Fund is generated by his doing trading “on the edges” to take advantage of short-term movements in particular stocks. Based on their review, the Trustees concluded that the cost of services provided by the Adviser was appropriate.

ADDITIONAL INFORMATION (unaudited)

Profitability of the Adviser

     The Trustees next considered an analysis of the profitability of the Adviser from the fees payable under the Advisory Agreement and the Administration Agreement. In addition, the Trustees reviewed the financial condition of the Investment Adviser, as well as information from a Management Practice, Inc. (“MPI”) 2013 profitability analysis of 16 public investment managers over the past 10 years. The representative of the Adviser then reviewed the profitability analysis with the Trustees, noting that no rent expenses and no distribution or marketing expenses were deducted. The Trustees remarked that the Adviser’s level of profitability was below the average profit margins reported in the MPI analysis, and therefore concluded that the Adviser’s profitability was in the acceptable range.

Economies of Scale

     The Trustees next considered whether the Fund has appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The representative of the Adviser reminded the Trustees that the Adviser’s fees under the Administration Agreement contain breakpoints and noted that the Fund was already receiving the benefit of the fee reduction at the first break point. The Trustees acknowledged that the Adviser was entitled to reasonable profits and indicated that the existing breakpoints should pass on the benefits of economies of scale to shareholders.

Conclusion

     At this point, the Trustees indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Advisory Agreement. As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser provides excellent services to the Fund and that the extent of the services is consistent with the Board’s expectations. They complimented the Adviser on the Fund’s outstanding performance over the last ten years. The Trustees then concluded that, based on their review of the fees and overall expense comparisons, as well as all information relating to the profitability of the Adviser, that the advisory and administration fees were reasonable and that the arrangements were not generating excessive profits to the Adviser. The Trustees further concluded that the existing fee breakpoints would make the Adviser’s fees reflective of economies of scale.

     After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the continuation of the Advisory Agreement for an additional year was in the best interests of the Fund and its shareholders.

Board of Trustees
Malcolm R. Fobes III, Chairman
Leland F. Smith
Andrew W. Broer

Investment Adviser
Berkshire Capital Holdings, Inc.
475 Milan Drive
Suite #103
San Jose, CA 95134

Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite #800
Cleveland, OH 44115

Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive
Suite #302
Milwaukee, WI 53212

Website
www.berkshirefunds.com

© Copyright 2015. The Berkshire Funds | All rights reserved.

Item 1. Reports to Stockholders.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-526-0707.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and audit-related services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$13,500	$13,200
Audit-Related Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President, Treasurer and Chief Financial Officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on this review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 1, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds By /s/ Malcolm R. Fobes III Malcolm R. Fobes III President and Treasurer Date 3/9/15

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By /s/ Malcolm R. Fobes III Malcolm R. Fobes III President and Treasurer Date 3/9/15